EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of DECA Investments, Inc. (the "Company") on Form 10-Q for the period ending April 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert L. Waligunda, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2011

By: /s/ Robert L. Waligunda
Name:  Robert L. Waligunda
Title:    President, Treasurer, Secretary and Director